UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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    You invested in SYNCHRONY FINANCIAL and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2021.

    Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 20, 2021 11:00 AM Eastern Time
Virtually at: www.virtualshareholdermeeting.com/SYF2021

    *Please check the meeting materials for any special requirements for meeting attendance.

V1

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Margaret M. Keane	For

1b.	Fernando Aguirre	For

1c.	Paget L. Alves	For

1d.	Arthur W. Coviello, Jr.	For

1e.	Brian D. Doubles	For

1f.	William W. Graylin	For

1g.	Roy A. Guthrie	For

1h.	Jeffrey G. Naylor	For

1i.	Bill Parker	For

1j.	Laurel J. Richie	For

1k.	Olympia J. Snowe	For

1l.	Ellen M. Zane	For

2.	Advisory Vote to Approve Named Executive Officer Compensation	For

3.	Advisory Vote on Frequency of Say on Pay Vote	Year

4.	Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm of the Company for 2021	For

NOTE: Any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

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